SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                             OLYMPIC RESOURCES LTD.
                             ----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1) (ii), 14a-6(i) (1)m 14a-6(i) (2)
     or Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:

     2)Form, Schedule, or Registration Statement No.:

     3)Filing Party:

     4)Date Filed:

                             OLYMPIC RESOURCES LTD.
                             (A Wyoming corporation)


--------------------------------------------------------------------------------


                     Notice of Special Shareholder's Meeting

                                       and

                                 Proxy Statement


--------------------------------------------------------------------------------

                                Table of Contents


Letter from the President and Chief Executive Officer........................-i-
Notice of Special Meeting of Shareholders ..................................-ii-
Proxy Statement ...............................................................1
      General .................................................................1
      Voting Rights ...........................................................2
      Principal Shareholders ..................................................2
      Previous Change in Control of the Company................................5
     *Proposal No. 1 - Reverse Stock Split ....................................7
     *Proposal No. 2 - Reincorporation of Company from Wyoming to Nevada .....11
      Exhibit A - Plan and Agreement of Merger ..............................A-1
      Exhibit B - Articles of Incorporation of Whittier Energy Corporation...B-1
      Exhibit C - Bylaws of Whittier Energy Corporation .....................C-1



*To be voted on at the Special Meeting of Shareholders











--------------------------------------------------------------------------------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY FORM

--------------------------------------------------------------------------------

                             OLYMPIC RESOURCES LTD.
                          3355 West Alabama, Suite 950
                              Houston, Texas 77098


                                November 25, 2003





Dear Shareholder,

     You are invited to attend the special meeting of shareholders of Olympic Resources Ltd., to be held on Tuesday, December 16, 2003 at 10:00 A.M., Pacific Time, in the corporate offices of The Whittier Trust Company, located at 1600 Huntington Drive, South Pasadena, California 91030.

     The Special Meeting will include a discussion and voting on the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and other business matters which may be properly brought before the meeting.

     Whether or not you plan to attend the meeting in person, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.




                                           Sincerely,



                                           /s/ Bryce W. Rhodes
                                           -------------------
                                           Bryce W. Rhodes
                                           President and Chief Executive Officer

                             OLYMPIC RESOURCES LTD.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, DECEMBER 16, 2003


To the Shareholders of
OLYMPIC RESOURCES LTD.

     Please take notice that a Special Meeting of Shareholders of Olympic Resources Ltd., a Wyoming corporation (the "Company"), will be held on Tuesday, December 16, 2003, at 10:00 A.M. Pacific Time, in the corporate offices of The Whittier Trust Company at:

                              1600 Huntington Drive
                        South Pasadena, California 91030

     We are holding this Special Meeting of Shareholders to consider and vote on the following matters:

     1. A proposal to amend the Articles of Incorporation of the Company to effect a one for ten reverse stock split of the Company's outstanding Common Stock as further described in the Proxy Statement;

     2. A proposal to ratify and approve an Agreement and Plan of Merger providing for the merger of the Company with and into Whittier Energy Corporation, a Nevada corporation, which is a wholly owned subsidiary of the Company, the terms of which are more fully described in the accompanying Proxy Statement;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     November 24, 2003 has been fixed as the record date for shareholders entitled to vote at the meeting and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The Company will make available a list of such holders of record for inspection during normal business hours at the offices of the Company at 3355 West Alabama, Suite 950 Houston, Texas 77098 for ten business days prior to the meeting. This list will also be available at the meeting.

     All shareholders are cordially invited to attend the meeting. To ensure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                             By order of the Board of Directors,



                                             /s/ Bryce W. Rhodes
                                             -------------------
                                             Bryce W. Rhodes, President and
                                             Chief Executive Officer
Dated: November 25, 2003

                             OLYMPIC RESOURCES LTD.
                          3355 West Alabama, Suite 950
                              Houston, Texas 77098

                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
              To Be Held December 16, 2003, 10:00 A.M Pacific Time

     This Proxy Statement is furnished to the holders of Common Stock of Olympic Resources Ltd, a Wyoming corporation (the "Company"), in connection with the proposals to approve a one for ten reverse stock split of the Company's outstanding Common Stock and to approve an Agreement and Plan of Merger of the Company, with and into one of the Company's wholly owned subsidiaries, in order to effect a change in the Company's state of incorporation from Wyoming to Nevada. As a result of the proposed merger, the Company's legal name will change to "Whittier Energy Corporation."

                                     GENERAL

     This Proxy Statement and enclosed proxy card are being mailed to the holders of the Common Stock of the Company on or about November 28, 2003, to be used at the Special Meeting of Shareholders of the Company to be held at 10:00 A.M., Pacific Time, on Tuesday, December 16, 2003, or at any postponement or adjournment thereof.

     The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Board of Directors of the Company. Any proxy given pursuant to this solicitation is revocable at any time prior to its exercise by filing with the Secretary of the Company, at the Company's address shown above, a written revocation notice, or by filing a duly executed proxy bearing a later date. In addition, any proxy previously submitted will be revoked if the shareholder attends the Meeting in person and votes by ballot at the Meeting.

     When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented by such proxies will be voted as indicated therein and in accordance with this Proxy Statement. Where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the shareholder's specifications on the proxy. Other than dissemination of the materials included with this Proxy Statement, no additional solicitation of proxies is currently contemplated by the Company. The cost of preparing, assembling and mailing the material submitted herewith will be paid by the Company.

     Matters to be considered and acted upon at the meeting are set forth in the Notice of Special Meeting accompanying this Proxy Statement and are more fully outlined herein.

                                  VOTING RIGHTS

     Holders of Common Stock of record at the close of business on November 24, 2003, are entitled to vote at the Meeting. On that date, the Company had issued and outstanding 94,462,539 shares of its no par value Common Stock. There were no other voting securities issued or outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Holders of the issued and outstanding Common Shares are entitled to one vote for each share held by them.

                             PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the shareholdings of the Company's directors, executive officers and any stockholders who are known by the Company to own beneficially more than 5% of any class of its voting shares as of November 24, 2003, the record date:


                                            Amount and Nature of        Percent
Name and Address of Beneficial Owner        Beneficial Ownership        of Class
------------------------------------        --------------------        --------

Charles Oliver Buckner                                0                    --
3355 West Alabama, Suite 950
Houston, Texas 77098

Michael J. Casey                               30,564,654 [1]            32.3%
1600 Huntington Drive
South Pasadena, California 91030

David A. Dahl                                         0                    --
1600 Huntington Drive
South Pasadena, California 91030

James A. Jeffs                                        0                    --
1600 Huntington Drive
South Pasadena, California 91030

Betty Leonard                                  30,564,654 [2]            32.3%
1600 Huntington Drive
South Pasadena, California 91030

John E. Pierce                                  1,297,000 [3]             1.4%
999 West Hastings Street, Suite 525
Vancouver, B.C. Canada V6C2W2

Daryl Pollock                                   2,224,000 [4]             2.3%
999 West Hastings Street, Suite 525
Vancouver, B.C. Canada V6C2W2

                                            Amount and Nature of        Percent
Name and Address of Beneficial Owner        Beneficial Ownership        of Class
------------------------------------        --------------------        --------

Bryce W. Rhodes                                 1,401,057 [5]             1.5%
7770 El Camino Real
Carlsbad, California 92009

Daniel Silverman                                      0                    --
3355 West Alabama, Suite 950
Houston, Texas 77098

Arlo G. Sorensen                               30,564,654 [6]            32.3%
1600 Huntington Drive
South Pasadena, California 91030

Michael B. Young                                      0                    --
3355 West Alabama, Suite 950
Houston, Texas 77098

Whittier Holdings, Inc.                        34,598,015 [7]            36.6%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Trust Company                         25,633,842 [8]            27.1%
1600 Huntington Drive
South Pasadena, California 91030

The Whittier Trust Company of Nevada, Inc.      8,964,173 [9]             9.5%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Ventures LLC                          30,564,654 [10]           32.3%
1600 Huntington Drive
South Pasadena, California 91030

Harold M. Williams                             30,564,654 [11]           32.3%
1600 Huntington Drive
South Pasadena, California 91030

Laura-Lee W. Woods                             8,412,526 [12]             8.9%
1600 Huntington Drive
South Pasadena, California 91030

Robert J. Woods, Jr.                           8,412,526 [13]             8.9%
1600 Huntington Drive
South Pasadena, California 91030

All Officers and Directors as a Group            35,486,711              37.3%
(10 persons)

----------------------
(1) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of seventeen trusts that are the sole members of Whittier Ventures, LLC, Mr. Casey may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(2) Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of certain trusts that are the members of Whittier Ventures, LLC, Ms. Leonard may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(3) As disclosed in a filing on Schedule 13G filed with the SEC on February 28, 2003. Represents shares of common stock.
(4) As disclosed in a filing on Schedule 13G filed with the SEC on December 27, 2001 and in a Form 4 filed with the SEC on September 11, 2003. Represents 1,774,000 shares of common stock and a warrant to purchase 450,000 shares of common stock for $0.20 per share.
(5) Represents 1,309,077 shares of common stock and 91,980 shares of preferred stock owned by Bryce W. Rhodes 1975 Trust, of which Mr. Rhodes is a trustee and the beneficiary.
(6) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of seventeen trusts that are the sole members of Whittier Ventures, LLC, Mr. Sorensen may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(7) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents shares beneficially owned by The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company described in footnotes 7 and 8 below. As the sole shareholder of each of The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company, Whittier Holdings, Inc. may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by each of The Whittier Trust Company of Nevada, Inc. and Whittier Trust Company.
(8) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 25,603,859 shares of common stock and 29,983 shares of preferred stock owned by various trusts of which Whittier Trust Company is the sole trustee or a co-trustee.
(9) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,953,688 shares of common stock and 10,485 shares of preferred stock owned by various trusts of which The Whittier Trust Company of Nevada, Inc. is the sole trustee or a co-trustee.
(10) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 30,528,903 shares of common stock and 35,751 shares of preferred stock.
(11) Represents shares owned by Whittier Ventures, LLC described in footnote 9 below. As co- trustee of certain trusts that are the members of Whittier Ventures, LLC, Mr. Williams may be deemed to share voting and dispositive power with respect to the shares of common stock and preferred stock owned by Whittier Ventures, LLC.
(12) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,402,686 shares of common stock and 9,840 shares of preferred stock owned by Laura-Lee W. Woods 1992 Trust and Robert
     J. Woods, Jr. 1992 Trust. Ms. Woods is the co-trustee of Laura-Lee W. Woods 1992 Trust and is the spouse of Robert J. Woods, Jr., the co-trustee of Robert J. Woods, Jr. 1992 Trust.
(13) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003. Represents 8,402,686 shares of common stock and 9,840 shares of preferred stock owned by Laura-Lee W. Woods 1992 Trust and Robert
     J. Woods, Jr. 1992 Trust. Mr. Woods is the co-trustee of Robert J. Woods, Jr. 1992 Trust and is the spouse of Laura-Lee W. Woods, the co-trustee of Laura-Lee W. Woods 1992 Trust.

                    PREVIOUS CHANGE IN CONTROL OF THE COMPANY

     On September 10, 2003, WEC Acquisition, Inc. ("WEC"), a wholly owned subsidiary of the Company, completed its merger with Whittier Energy Company ("Whittier") pursuant to the Agreement and Plan of Merger, dated July 8, 2003 and as subsequently amended on August 29 and September 9, 2003, by and between WEC and Whittier. As a result of the merger, WEC merged with and into Whittier with Whittier surviving the merger to become the wholly owned subsidiary of the Company.

     Upon consummation of the merger, each of Whittier's 100,000 outstanding common shares was exchanged for 793.93142 shares of the Company's common stock and one share of Series A Convertible Preferred Stock ("Preferred Stock"). Each share of Preferred Stock is automatically convertible into 60 shares of Common Stock upon the availability of 6,000,000 additional authorized and unissued shares of common stock necessary to effect the conversion of all of the outstanding Preferred Stock. Any fractional shares received by Whittier shareholders were rounded up to the nearest whole share of the Company's Common Stock. The Company also granted limited piggyback registration rights to all of the former Whittier shareholders and certain of the Company's option and warrant holders pursuant to a registration rights agreement entered into as a condition to the merger.

     After giving effect to the conversion of the Preferred Stock, Whittier's former shareholders now own approximately 85% of the Company's outstanding voting Common Stock as follows:

                                                        Shares of
                                                         Common       Percentage
             Shareholder                                  Stock       Ownership
--------------------------------------------------------------------------------
Adam J. Rhodes 1981 Trust                               1,690,785        1.68%
Amanda Duff 1988 Trust                                  1,271,504        1.27%
Anne E. Wright 1972 Trust                                 204,944        0.20%
Bobbi L. Osborn 1986 Trust                                 21,206        0.02%
Brett E. Hodges 1977 Trust                              1,118,651        1.11%
Brian E. Whittier 1979 Trust as Amended                   553,348        0.55%
Brian M. Hodges 1982 Trust                              1,054,606        1.05%
Bryce W. Rhodes 1975 Trust                              1,309,077        1.30%
Byron Erkenbrecher IV 1993 Trust                          221,453        0.22%
Cheyenna L. Whittier 1999 Trust Amended & Restated        954,055        0.95%
Cheyenna Whittier 1991 Trust FBO Grey Whittier             63,618        0.06%
Cynthia E. Owens 1993 Trust                               221,453        0.22%
David S. Erkenbrecher 1993 Trust                          221,453        0.22%
Deborah S. Babcock Rev 1977 Trust                         543,101        0.54%
Donald A. Whittier 1949 Trust                           1,271,504        1.27%
Donald A. Whittier 1989 Trust                             553,348        0.55%
Donald Whittier 1966 Trust #1 FBO Anne E. Wright          254,472        0.25%
Donald Whittier 1966 Trust #1 FBO Mary E. Stradinger      254,472        0.25%
Donald Whittier 1980 Trust FBO Mary A. Whittier           127,236        0.13%
Donna Solaini Coffin 1996 (1978) Trust                    543,101        0.54%
Emery W. Rhodes 1981 Trust                              1,372,268        1.37%
Fort Whittier Limited Partnership                       4,218,422        4.20%
Gale R. Whittier-Ferguson 1991 Rev Trust                  553,348        0.55%
Helen W. Woodward 1966 Trust FBO Marcia W. Constance    4,653,073        4.63%
Jessica L. Boshears 1989 Trust                             21,206        0.02%
Joan S. Draper Rev. 1981 Trust                            543,101        0.54%
Joanne W. Blokker Trust Dtd. 02/08/01                   1,537,077        1.53%
Joanne W. Blokker 1966 Trust #2                         1,271,504        1.27%
Katherine S. Barnard 1991 Trust                           543,101        0.54%
Kimberly W. Williams 2000 Trust (1977)                  1,271,718        1.27%
Laddia A. Whittier 1966 Trust                           1,271,504        1.27%
Laddia A. Whittier 1981 Trust                           4,218,422        4.20%
Laura-Lee W. Woods 1966 Trust                           3,815,366        3.80%
Laura-Lee W. Woods 1992 Trust                           4,201,343        4.18%
Laure Woods Kastanis 1983 (1999) Trust                    317,663        0.32%
Leland W. Woods 1979 Trust                                317,663        0.32%
Liana M. Osborn 1986 Trust                                 21,206        0.02%
Mary E. Stradinger 1973 Trust                             409,888        0.41%
N. Paul Whittier 1966 Trust FBO Peter Whittier          1,271,504        1.27%
Olive Whittier Tr FBO Amanda W. Duff                      317,876        0.32%
Olive Whittier Tr FBO Paul M. Whittier                    317,876        0.32%
Paul M. Whittier 1989 Trust                             1,271,504        1.27%
Robert J. Woods, Jr. 1992 Trust                         4,201,343        4.18%
Sharon W. Bradford Trust Dtd. 01/23/03                  1,181,842        1.18%
Terry Joyner 1975 Trust                                 1,181,842        1.18%
Whittier Ventures LLC                                  30,528,903       30.39%
Winifred W. Rhodes 1981 Trust                           2,109,211        2.10%
                                                       -----------------------
                                                       85,393,161       85.00%
                                                       =======================

                                   PROPOSAL 1

                               REVERSE STOCK SPLIT

INTRODUCTION

     The Company's Board of Directors has adopted a resolution to effect a one-for-ten reverse stock split (the "Reverse Split") of the currently issued and outstanding shares of the Company's Common Stock, on the basis of one share of Common Stock for every ten shares currently outstanding. The effect of the Reverse Split on holders of Common Stock will be that the total number of shares of the Company's Common Stock held by each shareholder will be automatically converted into a number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Split, divided by ten, adjusted as described below for fractional shares.

     The Reverse Split is necessary for the Company to satisfy its obligation to have sufficient reserved shares of its Common Stock for conversion of its outstanding Preferred Stock, as well as to allow the exercise of outstanding options and warrants to purchase the Company's Common Stock. In addition, the Board of Directors hopes the Reverse Split will assist the Company in qualifying for eventual trading on NASDAQ or another national trading platform or exchange and result in enhanced liquidity for the Company's Common Stock in the future.

     Assuming the Reverse Split is approved by the Company's shareholders at the Special Meeting, each shareholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The voting and other rights of the holders of shares of Common Stock will not be altered by the Reverse Split. It is not anticipated that the number of shareholders of record of Common Stock will be reduced by this transaction. The Reverse Split will not affect the number of authorized shares of Common Stock or Preferred Stock.

     Assuming approval of the Reverse Split and the resulting reduction in the number of shares of Common Stock then outstanding, the Company will have a sufficient number of shares of authorized and unissued Common Stock to effect the automatic conversion of each of the Company's outstanding shares of its Preferred Stock into six shares of Common Stock. Thus, following the automatic conversion of the Preferred Stock into an aggregate of 600,000 shares of Common Stock, the Company will then have outstanding an aggregate of approximately 10,046,254 shares of Common Stock, and will have 89,953,746 shares of authorized and unissued shares of Common Stock, which may be issued from time to time for appropriate corporate purposes.

     No fractional shares of the Company's Common Stock will be issued to shareholders as a result of the Reverse Split. Any shareholder otherwise entitled to a fractional share as a result of the Reverse Split will instead receive one additional share of Common Stock.

REASONS FOR THE REVERSE SPLIT

     In connection with the merger (the "Merger") of a subsidiary of the Company with and into Whittier on September 10, 2003, the Company issued 100,000 shares of Preferred Stock and 79,393,161 shares of Common Stock to the former shareholders of Whittier. At the time of the Merger, the Company did not have a sufficient number of authorized and unissued shares of its Common Stock to transfer 85% of the Company's Common Stock to Whittier's shareholders. Therefore, the Board of Directors designated its "Series A Preferred Stock", which was issued to the former Whittier shareholders as part of the Merger consideration. Pursuant to its terms, the Preferred Stock will automatically convert into Common Stock immediately upon the availability of a number of shares of authorized and issued Common Stock sufficient to convert all of the outstanding Preferred Stock. Assuming a vote in favor of the proposed Reverse Split of the Company's outstanding shares of Common Stock, the number of authorized and unissued shares of Common Stock will increase substantially and make available a sufficient number of shares of Common Stock to effect the conversion of the Preferred Stock. At such time, each of the 100,000 shares of Preferred Stock presently outstanding will convert into six shares of the Company's Common Stock, resulting in the issuance of 600,000 shares thereof. No shares of the Preferred Stock will remain outstanding as a result of the conversion.

     If the proposed Reverse Split is not approved by the Company's shareholders, or if the Board of Directors determines that the Reverse Split is not in the best interests of the Company, there will be an insufficient number of authorized shares of Common Stock to effect the conversion of the Preferred Stock at that time. In that event, the shares of Preferred Stock presently outstanding will not be converted into Common Stock and will remain outstanding until there is a sufficient number of authorized shares of Common Stock available to effect the conversion of the Preferred Stock. The Company would not bear any additional economic costs of having the Preferred Stock outstanding, as the Preferred Stock does not have any preferential rights to interest or dividends in comparison to the Company's Common Stock. The Company's September 10, 2003 business combination with Whittier Energy would not be affected in any material respect in the event the Reverse Split is not approved and the Preferred Stock is not converted into the Company's Common Stock.

     On November 1, 2003, 94,462,539 shares of the Company's Common Stock were issued and outstanding, and 3,075,000 shares were reserved for issuance upon the execution of outstanding stock options and warrants outstanding. In addition 100,000 shares of Preferred Stock were outstanding and are convertible into 6,000,000 shares of Common Stock (or 600,000 shares if the Reverse Split is approved).

     To qualify for trading on the Nasdaq SmallCap Market, among other things, the minimum bid price of the Company's Common Stock must exceed $4.00 per share. Over the past several months, the bid price of the Company's Common Stock has ranged from $0.15 to $0.32. Management believes that if the Reverse Split is approved by the shareholders, then the Company's shares of Common Stock may achieve an improved price level and thus be in a better position to be quoted on a national market in the future.

     The Board of Directors recommends approval of the Reverse Split for the following reasons:

     - The Reverse Split is necessary for enough shares of Common Stock to be available to effect the conversion of the Company's Preferred Stock into Common Stock. By its terms, all 100,000 shares of the Company's issued and outstanding Preferred Stock will automatically convert into approximately 600,000 post-split shares of Common Stock, which will be issued to the holders of the Preferred Stock immediately upon completion of the Reverse Split.

     - The Reverse Split may encourage interest in trading in the Company's Common Stock and promote greater liquidity for the shareholders, although share liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split.

     - The Board of Directors also believes that the Reverse Split could result in a broader market for the Common Stock than currently exists. A variety of brokerage house policies and practices tend to discourage individual brokers from dealing with lower priced stocks. In addition, the structure of trading commissions tends to adversely impact lower priced stocks.

IMPLEMENTATION OF THE REVERSE SPLIT

     If approved by the shareholders, the Reverse Split will be implemented by amending the Company's Wyoming Articles of Incorporation to add the following new paragraph:

          "Effective as of the effective date of this Amendment, all outstanding shares of Common Stock shall be reverse split on a one-for-ten basis so that each share of Common Stock issued and outstanding immediately prior to the effective date shall automatically be converted into and reconstituted as one-tenth of a share of Common Stock ("Reverse Split"). No fractional shares will be issued by the Corporation as a result of the Reverse Split. In lieu thereof, each shareholder whose shares of Common Stock are not evenly divisible by ten will receive one additional share of Common Stock for the fractional share such shareholder would otherwise be entitled to as a result of the Reverse Split."

     Pursuant to Section 17-16-1003(c) of the Wyoming Business Corporation Act, the Board of Directors has conditioned its submission of the amendment to the Articles by reserving the right to abandon the proposed Reverse Split before or after the Special Meeting and prior to its effective date if for any reason it deems it advisable. The Board of Directors may consider abandoning the Reserve Split if it determines, in its discretion, that the Reverse Split would adversely affect the Company's ability to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board of Directors may make changes to the amendment to the Articles as may be required by the Wyoming Secretary of State in order to file the amendment and give effect to the Reverse Split.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

     - Shareholders have no right under Wyoming law to dissent from the Reverse Split.

     - The Company has an authorized capital of 100,000,000 shares of Common Stock, no par value per share, and 1,000,000 shares of Preferred Stock, no par value, as of the date hereof. The authorized Common Stock of the Company will not be affected by the Reverse Split. The authorized Preferred Stock will not be affected by the Reverse Split. The number of issued and outstanding shares of Common Stock of the Company on November 24, 2003 was 94,462,539. Based upon the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding after giving effect to the Reverse Split is approximately 10,046,500, including approximately 600,000 shares of Common Stock resulting from the Conversion of the Preferred Stock.

     - No cash will be paid in lieu of fractional shares as a result of the Reverse Split. Instead of a fractional share, shareholders will receive one additional share of Common Stock.

     - The Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     - Approximately 600,000 shares (on a post-split basis) will be issued to the holders of the Company's Preferred Stock upon the conversion of all outstanding Preferred Stock into shares of the Company's Common Stock. At this time, the Company does not intend to issue any additional shares of its Common Stock, including the shares that become authorized and available for issuance following the Reverse Split, except for shares to be issued upon the exercise or conversion of presently outstanding options, warrants and other rights to purchase such shares.

DERIVATIVE SECURITIES

     The Company has previously issued, and has outstanding, various options, warrants and rights to purchase shares of its Common Stock. If the Reverse Split is approved by the shareholders, the per share exercise price and/or the number of shares subject to such options, warrants and rights will be affected proportionately to account for the one-for-ten Reverse Split.

EXCHANGE OF STOCK CERTIFICATES

     Assuming the Reverse Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing the shares of new Common Stock. Assuming also that Proposal 2 is also adopted by the shareholders at the Meeting, shareholders will only need to exchange their shares once to receive shares in the surviving Nevada corporation for their shares in the Company. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. Shareholders should not submit any certificates until requested to do so.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The exchange of shares of Common Stock for shares of new Common Stock will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder's tax holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     Assuming the presence of a quorum, the proposal to approve the Reverse Split requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Special Meeting of Shareholders. Proxies will be voted for or against approval in accordance with the specifications marked thereon and if no specification is made, will be voted FOR approval of the Reverse Split.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                   THE PROPOSAL TO APPROVE THE REVERSE SPLIT.

                                   PROPOSAL 2

                    REINCORPORATION OF THE COMPANY IN NEVADA

     We propose to change our state of incorporation from Wyoming to Nevada (the "Reincorporation"). For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by the Reincorporation. The Reincorporation will be accomplished by merging the Company with and into our recently formed wholly owned Nevada subsidiary. None of the proposals included in this Proxy Statement gives our shareholders dissenters' or appraisal rights under Wyoming law.

     The Company was originally incorporated in 1986 in the Province of British Columbia, and subsequently reincorporated into the State of Wyoming on January 8, 2003. By that time, the Company's principal business activities were conducted in the United States and management believed that the U.S. would be a more appropriate domicile for the Company. In addition, management had determined that reincorporation as a U.S. company would provide certain tax benefits in the event Olympic entered into a future business combination or merger with a U.S. corporation.

     The Company's management selected the State of Wyoming for its relatively favorable reincorporation statutes. Upon filing its Application for Certificate of Registration and Articles of Continuance with the Wyoming Secretary of State, the Company filed in Wyoming its Canadian charter documents, which were incorporated by reference as the Company's Articles of Incorporation in Wyoming. As a result, the Company's Articles of Incorporation are presently in a form more appropriate to a Canadian corporation rather than a U.S. corporation. We believe that it is in the best interests of the Company to replace the current Canadian-style charter documents. Therefore, assuming that the Reincorporation is approved by the Company's shareholders, the surviving Nevada corporation will operate under new articles and bylaws that will achieve a very similar governing structure, but which will be documented in a form more typically recognized in the United States.

     We believe that the Nevada Revised Statutes ("NRS") will better meet our business needs. The NRS is a modern and flexible legal code. For the most part, the Wyoming Code provides the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the Wyoming Business Corporation Act (WBCA"). However, we believe that significantly more public companies are domiciled in Nevada than in Wyoming and that the Nevada state courts have developed a larger body of case law relating to corporate matters. We believe that the NRS and the more extensive corporate legal precedents available in Nevada will provide our Company and its shareholders with greater certainty regarding matters of corporate law.

     To effect our Reincorporation in Nevada, we will be merged with and into a wholly owned subsidiary incorporated in Nevada pursuant to a Plan and Agreement of Merger by and between the Company and such subsidiary (the "Agreement"). The Nevada subsidiary, named Whittier Energy Corporation, a Nevada corporation ("Whittier Energy"), will be the surviving corporation. The Articles of Incorporation of Whittier Energy, as amended, a copy of which are attached hereto as Exhibit B, were filed with the Secretary of State of Nevada on November 13, 2003, and will become the Company's Articles of Incorporation following the Merger. The transaction will not result in any change in our current business, management, or location of our principal executive offices, assets, liabilities or net worth.

     Whittier Energy has been incorporated under the NRS for the sole purpose of merging with the Company. It has no material assets or liabilities and has not been engaged in any business prior to the merger. Following the merger, Whittier Energy will conduct the business of the Company as a Nevada corporation under the name Whittier Energy Corporation and will assume all our assets and liabilities including all contractual obligations and outstanding indebtedness. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation.

     Upon consummation of the Reincorporation, each outstanding share of our Common Stock will automatically be converted into one fully paid and nonassessable share of outstanding Common Stock of Whittier Energy. Assuming the adoption of the Reverse Split discussed in Proposal 1 above, the new Nevada shares will be issued on the post-split basis. Outstanding options and warrants to purchase or otherwise acquire shares of our Common Stock will be converted into options to purchase or otherwise acquire the same number of shares of Common Stock of Whittier Energy, at the same exercise price per share, upon the same terms and conditions as presently set forth in each such option or warrant; provided that, if Proposal 1 is adopted, the derivative securities will be exercisable for shares in Whittier Energy on a post-split basis.

     The shares of the Company's Common Stock and Preferred Stock are currently without par value. As a result of the Reincorporation, the Company's shareholders will receive Whittier Energy Common Stock at a par value of $.001 per share. The authorized preferred stock of Whittier Energy will also carry a par value of $.001 per share. The Board of Directors believes that the establishment of a relatively low par value will be beneficial to the Company for the purposes of Nevada state franchise taxes. Although the Company's Preferred Stock is currently designated as non-voting stock, any class of series of the preferred stock of Whittier Energy may be designated as voting stock at the discretion of the Board of Directors.

     Other than revisions to statutory references necessary to conform with the NRS and as otherwise described herein, Whittier Energy's Articles of Incorporation and Bylaws are substantially similar to our current Articles of Incorporation, as amended, and Bylaws, with the exception that the Company's current Articles of Incorporation, which were prepared for a Canadian company, include several provisions that would normally be incorporated in the bylaws of a U.S. corporation. For example, the current Articles include sections governing the calling and conduct of shareholder meetings, the execution of debt obligations, the remuneration and expenses of the Company's directors, the replacement of lost stock certificates, and so forth. Although important, in the United States these provisions are more appropriately included in the Company's Bylaws, which are subject to amendment by the Board of Directors.

     The current Articles of Incorporation, as amended, authorize 1,000,000 shares of preferred stock. Assuming the adoption of Proposal 1, the 100,000 shares of our outstanding Preferred Stock, the only shares of preferred stock of the Company presently designated and outstanding, will automatically be converted into 600,000 shares of Common Stock, and thus no shares of preferred stock will remain outstanding. While we have no special plans to issue any shares of preferred stock following the Merger, we believe it is in the best interests of the Company and our shareholders to have such preferred stock authorized in the event circumstances arise in the future which require issuance of preferred stock.

     Approval of the Agreement and the transactions contemplated therein will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at the Special Meeting in person or by proxy. The proxies solicited hereby will be voted for approval of the Agreement unless the shareholder specifies otherwise.

     A copy of the proposed Plan and Agreement of Merger, the Articles of Incorporation and the Bylaws of Whittier Energy are attached hereto as Exhibits A, B and C respectively.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN AND AGREEMENT OF MERGER.

COMPARISON OF THE CORPORATE LAWS OF NEVADA AND WYOMING

     Although it is not practical to compare all the differences between Wyoming Law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of the differences which we believe may significantly affect the rights of our shareholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NRS, the WBCA and the forms of the Articles of Incorporation and Bylaws of the surviving corporation.

Amendments to the Charter Documents of the Corporation

     The charter documents of the Corporation under the WBCA are the Articles of Incorporation, as amended, and Bylaws. Under the WBCA, substantive changes to the Articles of Incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the Company's Articles of Incorporation. The types of amendment contemplated in this category include, but are not restricted to, a change of the name of the Corporation, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the Bylaws of the Company or adopt new Bylaws is vested in the Board of Directors of the Company; however, the shareholders may at any time amend the Bylaws.

     Under the NRS, substantive changes to the Articles of Incorporation require the approval of a simple majority of the outstanding stock of the Corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the Company, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the bylaws of the Company or adopt new bylaws is also vested in the Board of Directors of the Company.

Shareholder's Derivative Action

     The WBCA permits a shareholder to maintain an action in right of the Company without leave of court, provided that the shareholder was a shareholder at the time of the act or omission complained of and fairly and adequately represents the Company in enforcing the rights of the Company.

     The NRS contains no such statutory provisions concerning derivative actions; however, such proceedings are available to shareholders pursuant to Nevada common law.

Indemnification

     Under both the WBCA and the NRS, the Company may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Company, because the person is or was a director, officer, employee or agent of the Company or is or was serving in such capacity in another entity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Company, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

Personal Liability of Directors

     The WBCA provides that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the Company or its shareholders, (iii) for participating in unlawful distributions to shareholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

     The NRS provide that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Nevada Act, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Place of Meetings

     The WBCA provides that meetings of shareholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the bylaws of the Company. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the Company in the State of Wyoming.

     The NRS provides meetings of shareholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Cumulative Voting

     The WBCA and the NRS permit a corporation to specify in its articles whether cumulative voting exists. Our current Articles of Incorporation do not provide for cumulative voting and our new Articles of Incorporation in Nevada also will not provide for cumulative voting.

Removal of Directors

     In the case of a corporation whose board is classified, the WBCA provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation's board is not classified and the charter documents do not provide otherwise, the WBCA provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     Under the NRS, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

Vacancies on the Board

     Under both the WBCA and NRS, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; or (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Share Dividends

     Both the NRS and the WBCA provide that unless the certificate or articles of incorporation provides otherwise, shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one
(1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of the Company from Wyoming to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of our Common Stock into the surviving corporation's Common Stock. Each shareholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such shareholder had in our Common Stock held immediately prior to the effective data of the merger. The shareholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's Common Stock were held, provided such corresponding shares of the Company's Common Stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable by the Company.

     A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of the Company's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held the Company's Common Stock.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice.

     This Proxy Statement does not contain any information regarding the tax consequences, if any, under applicable, state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER, dated December __, 2003 ("Agreement"), is entered into between Olympic Resources Ltd., a Wyoming corporation ("Olympic"), and Whittier Energy Corporation, a Nevada corporation ("Whittier").

                                    RECITALS

     A. The respective Boards of Directors of Olympic and Whittier believe that the best interests of Olympic and Whittier and their respective shareholders will be served by the merger of Whittier with Olympic under and pursuant to the provisions of this Agreement and the Wyoming General Corporation Law and the Nevada Business Corporation Act.

     B. Olympic has an aggregate authorized capital of 101,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, no par value per share ("Olympic Common Stock") and 1,000,000 shares of preferred stock, no par value ("Olympic Preferred Stock"). On December __, 2003, there were ___________ shares of Olympic Common Stock issued and outstanding. On the date hereof, there are no shares of Olympic Preferred Stock outstanding.

     C. Whittier has an aggregate authorized capital stock of 101,000,000 shares capital stock consisting of 100,000,000 shares of common stock, $.001 par value per share ("Whittier Common Stock") and 1,000,000 shares of preferred stock, $.001 par value per share ("Whittier Preferred Stock"). On the date hereof, there are 1,000 shares of Whittier Common Stock issued to Olympic and presently outstanding, and no shares of Whitter Preferred Stock issued and outstanding.

                                    AGREEMENT

     In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. Olympic shall be merged with and into Whittier (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a Certificate of Merger with the Secretary of State of Wyoming in accordance with Wyoming General Corporation Law and the filing of Articles of Merger with the Secretary of State of Nevada in accordance with the Nevada Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. Whittier shall be the surviving corporation and shall continue to be governed by the laws of the State of Nevada. The separate corporate existence of Olympic shall cease on the Effective Date.

     4. Articles of Incorporation. The Articles of Incorporation of Whittier as it exists on the Effective Date shall be the Articles of Incorporation of Olympic following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Nevada.

     5. Bylaws. The Bylaws of Whittier as they exist on the Effective Date shall be the Bylaws of Olympic following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Nevada.

     6. Board of Directors and Officers. The members of the Board of Directors and the officers of Olympic immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of Whittier following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     7. Conversion of Outstanding Olympic Stock. Upon the Effective Date, each issued and outstanding share of Olympic Common Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of Whittier Common Stock, and each certificate representing shares of Olympic Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Whittier Common Stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Olympic Common Stock shall surrender the same to Whittier's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Whittier Common Stock as are represented by the Olympic certificate(s) surrendered to Whittier's registrar and transfer agent.

     8. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Olympic Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Whittier Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Olympic Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Whittier Common Stock.

     9. Rights and Liabilities. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Nevada Business Corporation Act and Section 259 of the Wyoming General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of Whittier and Olympic shall be vested in Whittier without reversion or impairment; Whittier shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of Whittier and Olympic without reversion or impairment; Whittier shall be responsible and liable for all the liabilities and obligations of each of Whittier and Olympic; any claim existing or action or proceeding pending by or against Whittier or Olympic may be continued as if the Merger did not occur or Whittier may be substituted for Olympic in the proceeding; neither the rights of creditors nor any liens upon the property of Whittier or Olympic shall be impaired by the Merger; and Whittier shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     10. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of Whittier and Olympic at any time prior to the Effective Date, whether before or after approval by the shareholders of either or both of the parties hereto.

     11. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the shareholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of Whittier, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

     12. Registered Office. The registered office of Whittier in the State of Nevada is located at 202 South Minnesota Street, Carson City, Nevada 89703. The name of its Resident Agent is Capitol Corporate Services, Inc. at such address.

     13. Inspection of Agreement. Executed copies of this Agreement will be on file at the registered office of Whittier, as well as Whittier's principal place of business at 3355 West Alabama, Suite 950, Houston, Texas 77098. A copy of this Agreement shall be furnished by Whittier, on request and without cost, to any shareholder of either Whittier or Olympic.

     14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada.

     15. Service of Process. On and after the Effective Date, Whittier agrees that it may be served with process in Wyoming in any proceeding for enforcement of any obligation of Whittier or Olympic arising from the Merger.

     16. Designation of Wyoming Secretary of State as Agent for Service of Process. On and after the Effective Date, Whittier irrevocably appoints the Secretary of State of Wyoming as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of Whittier or Olympic arising from the Merger. The Wyoming Secretary of State is requested to mail a copy of any such process to Whittier at 7770 El Camino Real, Carlsbad, California 92009, Attention: Bryce W. Rhodes, President.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer and attested by its Secretary.


                                            Whittier Energy Corporation
                                            a Nevada corporation
ATTEST:


By:                                         By:
   ---------------------------------           ---------------------------------
Name: Dallas Parker                         Name: Bryce W. Rhodes
Title: Secretary                            Title: Chief Executive Officer



                                            Olympic Resources Ltd.
                                            a Wyoming corporation
ATTEST:


By:                                         By:
   ---------------------------------           ---------------------------------
Name: Dallas Parker                         Name: Bryce W. Rhodes
Title: Secretary                            Title: Chief Executive Officer


                                    EXHIBIT B


           DEAN HELLER
           Secretary of State
(seal)
           206 North Carson Street
           Carson City, Nevada  89701-4299
           (775) 684-5708

====================================

     Articles of Incorporation
       (PURSUANT TO NRS 78)

====================================


Important: Read attached instructions before completing form:              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Whittier Energy Corporation


2. Resident Agent             Capital Corporate Services, Inc.
   Name and Street            Name
   Address:
   (must be a Nevada          202 South Minnesota Street   Carson City,    NV      89703
   address where              Street Address               City            State   Zip Code
   process may be
   served)
                              Optional Mailing Address     City            State   Zip Code


3. Shares:                                    100,000,000 Common
   (number of shares          Number of Shares  1,000,000 Preferred                      Number of shares
   corporation                With par value:                        Par Value:  $.001   without par value:  0
   authorized to issue)


4. Names & Addresses,         1. James A. Jeffs
   of Board of                Name
   Directors/Trustees:        1600 Huntington Drive        South Pasadena  CA      91030
   (Attach additional page    Street Address               City            State   Zip Code
   if there is more than
   3 directors/trustees)      2. David A. Dahl
                              Name
                              1600 Huntington Drive        South Pasadena  CA      91030
                              Street Address               City            State   Zip Code

                              3. Arlo G. Sorensen
                              Name
                              1600 Huntington Drive        South Pasadena  CA      91030
                              Street Address               City            State   Zip Code

                              *See Attached for Additional Board of Directors

5. Purpose:                   The purpose of this Corporation shall be:
   (optional-see
   instructions)


6. Names, Address and         Dallas Parker                 /s/ Dallas Parker
   Signature of Incorporator: Name                          Signature
   (attach additional page    333 Clay Street, Suite 3300   Houston,       TX      77002
   if there is more than      Address                       City           State   Zip Code
   1 incorporated


7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of              Capital Corporation Services, Inc.
   Appointment of
   Resident Agent:            By: /s/ Natasha Kiernan                                       November 13, 2003
                              Authorized Signature of R.A. or On Behalf of R.A. Company     Date

                              *See Attached for Additional Information


                                       B-1

                   ATTACHMENT TO THE ARTICLES OF INCORPORATION
                         OF WHITTIER ENERGY CORPORATION


     3.   Shares.

     The total number of shares of stock that the Corporation shall have authority to issue is 101,000,000 shares, which shall consist of 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock") and 1,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock").

     No shareholder of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

     No holder of securities of the Corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the Corporation now or hereafter authorized to be issued, or securities held in the treasury of the Corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such security may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

     Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which shareholders generally are entitled to vote. Subject to the provisions of law and the rights of the holders of any class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of any class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them, respectively.

     The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     Without limiting the foregoing, the voting powers of any series of Preferred Stock may include the right, in the circumstances specified in the resolution or resolutions providing for the issuance of such stock, to elect one or more directors who shall be in addition to the number of directors of the Corporation fixed pursuant to the bylaws of the Corporation and who shall serve for such term and have such voting powers as shall be stated in the resolution or resolutions providing for the issuance of such stock. The term of office and voting powers of any director elected in the manner provided in the immediately preceding sentence of this Article III may be greater than or less than those of any other director or class of directors.

     The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     4.   Names & Addresses of Additional Board of Directors:

               NAME                       ADDRESS
               ----                       -------

               Bryce W. Rhodes            7770 El Camino Real
                                          Carlsbad, California  92009

               Charles O. Buckner         3355 West Alabama, Suite 950
                                          Houston, Texas 77098

               Daryl Pollock              999 West Hastings Street, Suite 525
                                          Vancouver, B.C. Canada, V6C2W2

               John Pierce                999 West Hastings Street, Suite 525
                                          Vancouver, B.C. Canada, V6C2W2

     Each member of the initial Board of Directors will serve as the Director until the first meeting of the shareholders, or until his successor is elected and qualified. Thereafter, the number of directors, whether a fixed number of directors or a variable number of directors with a fixed minimum and maximum number, and the manner in which the directors may increased or decreased, shall be as provided in the bylaws of the Corporation.

     8.   Additional Provisions.

     A.   Directors' and Officers' Liability:

     Elimination of Liability. No director or officer of the Corporation will be liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, excepting only (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or
(b) the payment of dividends in violation of NRS 78.300. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article V shall also be so amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

     Mandatory Indemnification. To the fullest extent allowed by Nevada law as the same exists or may hereafter by amended, the Corporation shall indemnify every director or officer, his heirs, executors and administrators against expenses actually and reasonably incurred by him, as well as any amount paid upon a judgment or settlement, in connection with any action, suit or proceeding, civil or criminal, to which he may be made a party by reason of his being or having been a director or officer of the Corporation, or at the request of the Corporation, having been a director or officer of any other corporation from which he is not entitled to be indemnified. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled.

     Effect of Amendment or Repeal. Any amendment to or repeal of any of the provisions in this Article V shall not adversely affect any right or protection of a director or officer of the Corporation for or with respect to any act or omission of such director or officer occurring prior to such amendment or repeal.

                                    EXHIBIT C

                                 PROPOSED BYLAWS
                         OF WHITTIER ENERGY CORPORATION

                                    ARTICLE I

                                CORPORATE OFFICES

     Section 1.1 Registered Office. The address of the Corporation's registered office in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of its registered agent at such address is Capitol Corporate Services, Inc.

     Section 1.2 Other Offices. The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place, within or outside the State of Nevada, as designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

     Section 2.2 Annual Meeting.

          (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted.

          (b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 2.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.2.

          (c) For nominations of persons for election as directors of the Corporation or for other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (b) of this
Section 2.2, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such business must be a proper matter for stockholder action under the Nevada Revised Statutes. To be considered timely, a stockholder's notice must be delivered either in person or by United States certified mail, postage prepaid, and received by the secretary at the principal executive offices of the Corporation (i) not less than 120 calendar days before the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting or such other time period as may be required or permitted by applicable law or (ii) if no annual meeting was held in the previous year or the date of the applicable meeting has been changed by more than 30 days from the date of the previous year's annual meeting, not less than a reasonable time prior to the date the corporation begins to print and mail its proxy materials, as determined by the board of directors. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

               (A) The name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; and

               (B) The class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner.

          (d) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.2. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.

          (e) For purposes of this Section 2.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or the filing of information with the Securities and Exchange Commission via the EDGAR filing system.

          (f) Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor rule) promulgated under the Exchange Act.

     Section 2.3 Special Meeting.

          (a) A special meeting of the stockholders may be called at any time by a majority of the Board of Directors, the chairman of the board or the president of the Corporation.

          (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in Section 2.4, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 2.4.

     Section 2.4 Notice of Stockholder's Meetings; Affidavit of Notice.

          (a) All notices of meetings of stockholders shall be in writing, signed by the president or a vice president, or the secretary, or an assistant secretary, and shall be sent or otherwise given in accordance with this Section
2.4 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting (or such longer or shorter time as is required by Section 2.5 of these Bylaws, if applicable). The notice shall specify the place, if any, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

          (b) Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     Section 2.5 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.

     Section 2.7 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.9 of these Bylaws, subject to the provisions of the Nevada Revised Statutes relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements. Except as may be otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     Section 2.8 Waiver of Notice. Whenever notice is required to be given under any provision of the Nevada Revised Statutes or of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

     Section 2.9 Record Date for Stockholder Notice. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If the Board of Directors does not so fix a record date:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 2.10 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after six months from its date of creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, facsimile signature, electronic transmission, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. Subject to these restrictions, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the Corporation or another person or persons appointed by the corporation to count the votes of the stockholders and determine the validity of proxies and ballots.

                                   ARTICLE III

                                    DIRECTORS

     Section 3.1 Powers. Subject to the provisions of the Nevada Revised Statutes and any limitations in the Articles of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section 3.2 Number of Directors. The number of directors constituting the initial Board of Directors shall be as set forth in the Articles of Incorporation. Subject to the limitations contained in the Articles of Incorporation, the number of directors of the Corporation shall be fixed from time to time by resolution adopted by a vote of a majority of the entire Board of Directors, provided that the number so fixed shall not be less than [five] nor more than [15].

     Section 3.3 Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these Bylaws, directors shall be elected to hold office until the annual meeting of stockholders. Directors need not be stockholders unless so required by the Articles of Incorporation, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Elections of directors need not be by written ballot.

     Section 3.4 Resignation and Vacancies. Any director may resign at any time upon written notice to the attention of the secretary of the Corporation. When one or more directors so resign and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the sole power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Subject to the rights of holders of capital stock of the Corporation pursuant to any valid and binding agreement, any vacancy occurring on the Board of Directors created by reason of newly created directorships resulting from the issuance of any class or series of capital stock of the Corporation or newly created directorships resulting from any increase in the number of directors and any vacancy occurring on the Board of Directors resulting from death, resignation, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any such director elected to fill a vacancy on the Board of Directors shall hold such office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director=s successor shall have been elected and qualified.

     Unless otherwise provided in the Articles of Incorporation or these Bylaws, whenever any holders of a class or series of capital stock of the Corporation have the right to elect one or more directors pursuant to the Articles of Incorporation or the provisions of any valid and binding agreement, vacancies in directorships to which such right relates may be filled by a majority of the directors elected by the holders of such class or classes or series then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws, or may apply to the district court for a decree summarily ordering an election as provided in
Section 78.345 of the Nevada Revised Statutes.

     Section 3.5 Place of Meetings; Meetings by Telephone.

          (a) The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Nevada.

          (b) Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 3.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 3.7 Special Meetings; Notice.

          (a) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president or any two directors.

          (b) Notice of the time and place of special meetings shall be delivered to each director (i) personally, (ii) by telephone, (iii) by facsimile, or (iv) sent by first-class mail, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by facsimile or by electronic mail, it shall be delivered at least 24 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

     Section 3.8 Quorum. At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 3.9 Waiver of Notice. Whenever notice is required to be given under any provision of the Nevada Revised Statutes or of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

     Section 3.10 Board Action by Written Consent without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original.

     Section 3.11 Fees and Compensation of Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors and no such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 3.12 Removal of Directors. Subject to provisions of the Nevada Revised Statutes and the rights of the holders of any shares of capital stock of the Corporation, any director may be removed from office only by the affirmative vote of the holders of two-thirds of the combined voting power of the then outstanding shares of voting capital stock of the Corporation, voting together as a single class.

     Section 3.13 Chairman of the Board of Directors. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the Board of Directors who shall not be considered an officer of the Corporation.

                                   ARTICLE IV

                                   COMMITTEES

     Section 4.1 Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) amend the Articles of Incorporation (except that committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 78.195 of the Nevada Revised Statutes, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (b) adopt an agreement of merger or consolidation under Chapter 92A of the Nevada Revised Statutes, (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (e) amend the Bylaws of the Corporation; and, unless the Board resolution establishing the committee, the Bylaws or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Chapter 92A of the Nevada Revised Statutes.

     Section 4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     Section 4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section
3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

     Section 5.1 Officers. The officers of the Corporation shall be a chief executive officer, a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

     Section 5.2 Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be elected by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     Section 5.3 Subordinate Officers. The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     Section 5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the attention of the secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     Section 5.5 Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

     Section 5.6 Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section 5.7 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction and control of the business and other officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of the chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section 5.8 Vice Presidents. In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the chief executive officer, the president or the chairman of the board.

     Section 5.9 Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     Section 5.10 Treasurer. The treasurer shall be the chief financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 5.11 Representation of Shares of Other Corporations. The chairman of the board, the chief executive officer, the president, any vice president, the treasurer, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

     Section 5.12 Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                   ARTICLE VI

                               RECORDS AND REPORTS

     Section 6.1 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records. In addition, the Corporation shall maintain its books and records in accordance with Section 78.105 of the Nevada Revised Statutes.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Nevada or at its principal place of business.

     Section 6.2 Inspection by Directors. Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The district court of the county where the registered office of the Company is located is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. Such court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. Such court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the court may deem just and proper.

     Section 6.3 Annual Statement to Stockholders. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                   ARTICLE VII

                                 GENERAL MATTERS

     Section 7.1 Checks. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

     Section 7.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 7.3 Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice chairman of the Board of Directors, or the chief executive officer or the president or vice president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     Section 7.4 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 78.242 of the Nevada Revised Statutes, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 7.5 Lost Certificates. Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     Section 7.6 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada Revised Statutes shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     Section 7.7 Dividends. The directors of the Corporation, subject to any restrictions contained in (a) the Nevada Revised Statutes or (b) the Articles of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

     The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     Section 7.8 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     Section 7.9 Seal. The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     Section 7.10 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     Section 7.11 Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

     Section 7.12 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 8.1. Mandatory Indemnification of Directors and Officers. Each person who at any time is or was a director or officer of the Corporation, and who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding," which shall include any appeal in such a Proceeding, and any inquiry or investigation that could lead to such a Proceeding), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation to the fullest extent authorized by the Nevada Revised Statutes, as the same exists or may hereafter be amended from time to time, or any other applicable law as may from time to time be in effect (but, in the case of any such amendment or enactment, only to the extent that such amendment or law permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding. The Corporation's obligations under this Section 8.1 include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification. Expenses incurred in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted, and only in compliance with, the Nevada Revised Statutes or any other applicable laws as may from time to time be in effect. The Corporation's obligation to indemnify or to prepay expenses under this Section 8.1 shall arise, and all rights granted hereunder shall vest, at the time of the occurrence of the transaction or event to which such proceeding relates, or at the time that the action or conduct to which such proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such proceeding is first threatened, commenced or completed. Notwithstanding any other provision of the Articles of Incorporation or these by-laws, no action taken by the Corporation, either by amendment of the Articles of Incorporation or these by-laws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under this Section 8.1 which shall have become vested as aforesaid prior to the date that such amendment or other corporate action is taken.

     Section 8.2. Permissive Indemnification of Employees and Agents. The rights to indemnification and prepayment of expenses which are conferred to the Corporation's directors and officers by Section 8.1 of this Article VIII may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by its Board of Directors.

     Section 8.3. Indemnity Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Nevada Revised Statutes. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty or surety arrangement.

                                   ARTICLE IX

                                   AMENDMENTS

     Section 9.1 By the Board of Directors. Unless otherwise provided in the Articles of Incorporation, the Bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     Section 9.2 By the Stockholders. Unless otherwise provided in the Articles of Incorporation, these Bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration amendment, repeal or adoption of new bylaws shall have been stated in the notice of such regular or special meeting.


                                  * * * * * * *


               [Remainder of this page intentionally left blank.]

                                  [Proxy Card]

                             OLYMPIC RESOURCES LTD.

           This Proxy Is Solicited On Behalf Of The Board Of Directors

     I have received the Notice of Special Meeting of Stockholders to be held on December 16, 2003 (the "Special Meeting"), and a Proxy Statement furnished by the Board of Directors of Olympic Resources Ltd. (the "Company") for the Special Meeting. I appoint James A. Jeffs and David A. Dahl, and each of them, as proxies with power of substitution in each, to represent me and to vote all the shares of common stock of the Company that I am entitled to vote at the Special Meeting on December 16, 2003 in the manner shown on this form as to the following matters and in their discretion on any other matters that come before the meeting.

--------------------------------------------------------------------------------
       The Company's Board of Directors recommends a vote FOR proposal 1.
--------------------------------------------------------------------------------

1. Proposal to amend the Articles of Incorporation to effect a one-for-ten reverse stock split of the Company's outstanding Common Stock.

          FOR   [  ]            AGAINST     [  ]            ABSTAIN     [  ]

--------------------------------------------------------------------------------
       The Company's Board of Directors recommends a vote FOR proposal 2.
--------------------------------------------------------------------------------

2. Proposal to adopt the proposed Plan and Agreement of Merger by and between Olympic Resources Ltd. and its wholly owned subsidiary Whittier Energy Corporation, a Nevada corporation, pursuant to which the Company will be merged with and into Whittier Energy Corporation.

          FOR   [  ]            AGAINST     [  ]            ABSTAIN     [  ]


3. In the discretion of the proxies named herein, the proxies are authorized to vote upon other matters as are properly brought before the Special Meeting.


           (PLEASE READ INSTRUCTIONS ON THE REVERSE SIDE AND EXECUTE)

                             [Reverse of Proxy Card]

THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

     I hereby revoke any proxy or proxies previously given to represent or vote the shares of common stock of the Company that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of this proxy card.



                                     Dated: ______________________________, 2003



                                     Signature:
                                     -------------------------------------------



                                     Signature:
                                     -------------------------------------------
                                     (if held jointly)

                                     Please sign this proxy as your name(s)
                                     appears above. Joint owners should both
                                     sign. If signed as attorney, executor,
                                     guardian, trustee or in some other
                                     representative capacity, or as officer of a corporation, please indicate your capacity or title.

                                     Please complete, date and sign this proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.